AMENDED AND RESTATED BYLAWS
OF
GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES INC.
JULY 31, 2010

TABLE OF CONTENTS
-----------------

SECTION 1 - OFFICES . . . . . . . . . . . . . . . . . .3

SECTION 2 - SHAREHOLDERS. . . . . . . . . . . . . . . .3
     2.1     Annual Meeting . . . . . . . . . . . . . .3
     2.2     Special Meetings . . . . . . . . . . . . .3
     2.3     Meetings by Communications Equipment . . .3
     2.4     Date, Time and Place of Meetings . . . . .3
     2.5     Notice of Meeting. . . . . . . . . . . . .3
     2.6     Waiver of Notice . . . . . . . . . . . . .4
     2.7     Fixing of Record Date for Determining
Shareholders . . . 4
     2.8     Voting Record. . . . . . . . . . . . . . .4
     2.9     Quorum . . . . . . . . . . . . . . . . . .5
     2.10    Manner of Acting . . . . . . . . . . . . .5
     2.11    Proxies. . . . . . . . . . . . . . . . . .5
     2.12    Voting Shares. . . . . . . . . . . . . . .6
     2.13    Voting for Directors . . . . . . . . . . .6
     2.14    Action by Shareholders Without a Meeting .6

SECTION 3 - BOARD OF DIRECTORS. . . . . . . . . . . . .7
     3.1     General Powers . . . . . . . . . . . . . .7
     3.2     Number, Classification and Tenure. . . . .7
     3.3     Annual and Regular Meetings. . . . . . . .7
     3.4     Special Meetings . . . . . . . . . . . . .8
     3.5     Meetings by Communications Equipment . . .8
     3.6     Notice of Special Meetings . . . . . . . .8
             3.6.1     Personal Delivery. . . . . . . .8
             3.6.2     Delivery by Mail . . . . . . . .8
             3.6.3     Delivery by Private Carrier. . .8
             3.6.4     Facsimile Notice . . . . . . . .8
             3.6.5     Delivery by Telegraph. . . . . .9
             3.6.6     Oral Notice. . . . . . . . . . .9
     3.7     Waiver of Notice . . . . . . . . . . . . .9
             3.7.1     In Writing . . . . . . . . . . .9
             3.7.2     By Attendance. . . . . . . . . .9
     3.8     Quorum . . . . . . . . . . . . . . . . . .9
     3.9     Manner of Acting . . . . . . . . . . . . .9
     3.10    Presumption of Assent. . . . . . . . . . 10
     3.11    Action by Board or Committees Without a
Meeting. . . . .10
     3.12    Resignation. . . . . . . . . . . . . . . 10
     3.13    Removal. . . . . . . . . . . . . . . . . 10
     3.14    Vacancies. . . . . . . . . . . . . . . . 11
     3.15    Executive and Other Committees . . . . . 11
             3.15.1     Creation of Committees. . . . 11
             3.15.2     Authority of Committees . . . 11
             3.15.3     Minutes of Meetings . . . . . 11
             3.15.4     Removal . . . . . . . . . . . 11
     3.16    Compensation . . . . . . . . . . . . . . 12

SECTION 4 - OFFICERS. . . . . . . . . . . . . . . . . 12
     4.1     Appointment and Term . . . . . . . . . . 12
     4.2     Resignation. . . . . . . . . . . . . . . 12
     4.3     Removal. . . . . . . . . . . . . . . . . 12
     4.4     Contract Rights of Officers. . . . . . . 12
     4.5     Chairman of the Board. . . . . . . . . . 12
     4.6     President. . . . . . . . . . . . . . . . 13
     4.7     Vice President . . . . . . . . . . . . . 13
     4.8     Secretary. . . . . . . . . . . . . . . . 13
     4.9     Treasurer. . . . . . . . . . . . . . . . 13
     4.10    Salaries . . . . . . . . . . . . . . . . 13

SECTION 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS . . 14
     5.1     Contracts. . . . . . . . . . . . . . . . 14
     5.2     Loans to the Corporation . . . . . . . . 14
     5.3     Checks, Drafts, Etc. . . . . . . . . . . 14
     5.4     Deposits . . . . . . . . . . . . . . . . 14

SECTION 6 - CERTIFICATES FOR SHARES AND THEIR TRANSFER.
.. . . . . . .14
     6.1     Issuance of Shares . . . . . . . . . . . 14
     6.2     Certificates for Shares. . . . . . . . . 14
     6.3     Stock Records. . . . . . . . . . . . . . 15
     6.4     Restriction on Transfer. . . . . . . . . 15
     6.5     Transfer of Shares . . . . . . . . . . . 15
     6.6     Lost or Destroyed Certificates . . . . . 16

SECTION 7 - BOOKS AND RECORDS . . . . . . . . . . . . 16

SECTION 8 - ACCOUNTING YEAR . . . . . . . . . . . . . 16

SECTION 9 - SEAL. . . . . . . . . . . . . . . . . . . 16

SECTION 10 - INDEMNIFICATION. . . . . . . . . . . . . 17
     10.1     Right to Indemnification. . . . . . . . 17
     10.2     Restrictions on Indemnification . . . . 17
     10.3     Advancement of Expenses . . . . . . . . 17
     10.4     Right of Indemnitee to Bring Suit . . . 18
     10.5     Nonexclusivity of Rights. . . . . . . . 18
     10.6     Insurance, Contracts and Funding. . . . 18
     10.7     Identification of Employees and Agents of
the Corporation.18
     10.8     Persons Serving Other Entities. . . . . 19

SECTION 11 - LIMITATION OF LIABILITY. . . . . . . . . 19

SECTION 12 - AMENDMENTS . . . . . . . . . . . . . . . 19



SECTION 1.  OFFICES

     The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require.

SECTION 2.  STOCKHOLDERS

2.1  ANNUAL  MEETING

     The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the corporation's fiscal year, such date and time to be determined by the Board.

2.2  SPECIAL  MEETINGS

     Special meetings of the stockholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

2.3  MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Stockholders may participate in any meeting of the stockholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

2.4  DATE,  TIME  AND  PLACE  OF  MEETING

     Except as otherwise provided in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

2.5  NOTICE  OF  MEETING

     Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary, or any shareholder or shareholder group calling for such meeting to every stockholder entitled to notice of or to vote at the meeting not less than 30 nor more than 60 days before the meeting. A notice of a meeting to act on a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets other than in the regular course of business or the dissolution of the corporation shall be given not less than 30 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to all stockholders entitled to notice of or to vote as of the new record date. Any decision taken or proposal adopted without requisite notice to all shareholders shall be null and void.

     Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype, email or communications equipment that transmits a facsimile of the notice. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, email address, telephone number or other number appearing on the records of the corporation or on the records of the stock transfer agent, whichever is more current. Stockholders owning stock in street name must be notified through agents or institutions possessing or able to obtain such names and addresses.

2.6  WAIVER  OF  NOTICE

     Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

2.7  FIXING  OF  RECORD  DATE  FOR  DETERMINING
STOCKHOLDERS

     For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof,
(b) to receive payment of any dividend, or (c) in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than 30 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution.

2.8  VOTING  RECORD

     At least 10 days before each meeting of stockholders, an alphabetical list of the stockholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares, with the address of and number of shares held by each stockholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any stockholder or any stockholder's agent or attorney.

2.9  QUORUM

     Except with respect to any greater requirement contained in the Articles of Incorporation or the Nevada Private Corporations Law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Nevada Private Corporations Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the unadjourned meeting.
Notwithstanding the existence of a quorum at any prior meeting subsequently adjourned, a quorum must be present at the meeting to which the prior meeting has been adjourned.

2.10 MANNER  OF  ACTING

     If a quorum is present, , action on a matter other than the election of Directors or an action altering the privileges or rights of shareholders shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation, the Nevada Private Corporations Law, or these bylaws imposes restrictions or requires a greater number of affirmative votes. Actions affecting the rights or privileges of shareholders, including ratification of actions by one or more officers, one or more Directors, or one or more related parties, shall be valid only if approved by an absolute majority of at least three-fourths of the votes of the Board of Directors and, after notice to all shareholders of at least 90 days, by an absolute majority of at least three-fourths of all disinterested shareholders. ?Disinterested shareholders? are those shareholders who are not related in any material way to any officer, Director or related party whose actions are the subject of a ratification vote.

2.11 PROXIES

     A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid
11 months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.


2.12 VOTING  SHARES

     Except as provided in the Articles of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

2.13 VOTING  FOR  DIRECTORS

     Each stockholder entitled to vote in an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder. Election shall be by ?party-list proportional representation? in which all slates shall be voted as a single proposal, and the D'Hondt method shall be used to determine the number of Board seats won by that slate. The candidates comprising the slate shall be rank-ordered by use of the ?open list? voting method, in which voters who cast votes for that slate shall indicate their rank-order preferences within the list of candidates comprising the slate. On a slate winning at least one seat, the candidate receiving the most votes for rank ?1? shall be that slate?s first candidate seated; the candidate who receives the most votes for rank ?2? the second seat; and so on. Candidates not already nominated as part of a slate may be nominated and seconded by shareholders from the floor. The votes received by any such candidate shall be tallied according to the D?Hondt method, simultaneously with the tally of other slates, as if she or he were a separate slate, such that if she or he receives sufficient votes to win one seat under the D?Hondt method, she or he shall be entitled to one seat on the Board. Voters may cast their votes for one slate or for any combination of slates and/or independently nominated candidates.

2.14 ACTION  BY  STOCKHOLDERS  WITHOUT  A  MEETING

     Any action that may be or is required to be taken at a meeting of the stockholders may be taken without a meeting if one or more written consents describing the action taken shall be signed by stockholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted, and proof is provided that consents were obtained after providing full material disclosure to all shareholders, and all shareholders were provided at least 30 days notice during which to consider giving their consent. The Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If not otherwise fixed by the Board, the record date for determining stockholders entitled to take action without a meeting is the date the first stockholder consent is delivered to the corporation. A stockholder may withdraw a consent only by delivering a written notice of withdrawal to the corporation prior to the time that consents sufficient to authorize taking the action have been delivered to the corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. A written consent is not effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation. Unless the consent specifies a later effective date, actions taken by written consent of the stockholders are effective when (a) consents sufficient to authorize taking the action are in possession of the corporation and (b) the period of advance notice required by the Articles of Incorporation to be given to any nonconsenting or nonvoting stockholders has been satisfied.
Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

SECTION 3.  BOARD OF DIRECTORS

3.1  GENERAL  POWERS

     All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.2  NUMBER,  CLASSIFICATION  AND  TENURE

     The Board of Directors is that number set by the Articles of Incorporation. The specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. The
Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office. The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election. The term of office of Directors of the second class shall expire at the second annual meeting after their election. The term of office of Directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors. Directors need not be stockholders of the corporation or residents of the state of Nevada, and need not meet any other qualifications.

3.3  ANNUAL  AND  REGULAR  MEETINGS

     An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.




3.4  SPECIAL  MEETINGS

     Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.5  MEETINGS  BY  COMMUNICATIONS  EQUIPMENT

     Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

3.6  NOTICE  OF  SPECIAL  MEETINGS

     Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

     3.6.1  PERSONAL  DELIVERY

     If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

     3.6.2  DELIVERY  BY  MAIL

     If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

     3.6.3  DELIVERY  BY  PRIVATE  CARRIER

     If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.4  FACSIMILE  NOTICE

     If a notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.



     3.6.5  DELIVERY  BY  TELEGRAPH

     If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

     3.6.6  ORAL  NOTICE

If notice is delivered by orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.7  WAIVER  OF  NOTICE

     3.7.1  IN  WRITING

     Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

     3.7.2  BY  ATTENDANCE

A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

3.8  QUORUM

     A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

3.9  MANNER  OF  ACTING

     If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Nevada Private Corporations Law.

3.10 PRESUMPTION  OF  ASSENT

A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken. Notwithstanding this presumption, the person recording the minutes of the meeting shall record in the minutes all dissents and abstentions and the identities of any Director(s) so dissenting or abstaining whether or not so requested by said
Director(s).

3.11 ACTION  BY  BOARD  OR  COMMITTEES  WITHOUT  A
MEETING

     Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12 RESIGNATION

     Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13 REMOVAL

     At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permits removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if 1) full material disclosure is provided to all stockholders, 2) such meeting follows the quorum, notice and record date requirements as required for annual meetings of stockholders.


3.14 VACANCIES

     If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

3.15 EXECUTIVE  AND  OTHER  COMMITTEES

     3.15.1  CREATION  OF  COMMITTEES

The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Articles of Incorporation, these Bylaws and applicable law. Each committee must have one or more members, and the Board may designate one or more Directors as alternate members who may replace any absent or disqualified member at any committee meeting, with all such members and alternate members to serve at the pleasure of the Board.

     3.15.2  AUTHORITY  OF  COMMITTEES

Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to:
(i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the Articles of Incorporation or the Nevada Private Corporations Law to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the corporation.

     3.15.3  MINUTES  OF  MEETINGS

     All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

     3.15.4  REMOVAL

     The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.




3.16 COMPENSATION

     By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefore.

SECTION 4.  OFFICERS

4.1  APPOINTMENT  AND  TERM

     The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

4.2  RESIGNATION

     Any officer may resign at any time by delivering written notice to the corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

4.3  REMOVAL

     Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

4.4  CONTRACT  RIGHTS  OF  OFFICERS

     The appointment of an officer does not itself create contract rights.

4.5  CHAIRMAN  OF  THE  BOARD

     If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

4.6  PRESIDENT

     If appointed, the President shall be the chief executive officer of the corporation unless some other offices is to designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. If no Secretary has been appointed, the President shall have responsibility for the preparation of minutes of meetings of the Board and stockholders and for authentication of the records of the corporation.

4.7  VICE  PRESIDENT

     In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

4.8  SECRETARY

     If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the corporation records and stock registers, and authentication of the corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.9  TREASURER

     If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.10 SALARIES

     The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1  CONTRACTS

     The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2  LOANS  TO  THE  CORPORATION

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3  CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4  DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may authorize.

SECTION 6.  CERTIFICATES FOR SHARES AND THEIR
TRANSFER

6.1  ISSUANCE  OF  SHARES

     No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2  CERTIFICATES  FOR  SHARES

     Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.




6.3  STOCK  RECORDS

     The stock transfer books shall be kept at the principal office at the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes, except that shares that after transfer by the company are subsequently transferred to third parties, and entered upon lists maintained by the corporation?s transfer agent or by such other institution that maintains lists of street or beneficial owners, shall, upon notice by said agent or institutions, be deemed for the purpose of voting to be owned by the designated third-party transferees.

6.4  RESTRICTION  ON  TRANSFER

     Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER  THE  SECURITIES
ACT  OF  1933,  AS  AMENDED  (THE  "ACT"),  OR
APPLICABLE  STATE  SECURITIES  LAWS,  AND  NO
INTEREST  MAY  BE SOLD, DISTRIBUTED,  ASSIGNED,
OFFERED,  PLEDGED  OR  OTHERWISE  TRANSFERRED
UNLESS  (A) THERE IS AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE ACT
AND  APPLICABLE  STATE  SECURITIES  LAWS COVERING
ANY SUCH TRANSACTION INVOLVING  SAID  SECURITIES,
(B) THIS CORPORAZTION RECEIVES AN OPINION OF  LEGAL
COUNSEL  FOR THE HOLDER OF THESE SECURITIES
SATISFACTORY TO THIS  CORPORATION  STATING  THAT
SUCH  TRANSACTION  IS  EXEMPT  FROM REGISTRATION,
OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF
THAT SUCH  TRANSACTION  IS  EXEMPT  FROM
REGISTRATION.


6.5  TRANSFER  OF  SHARES

     The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.


6.6  LOST  OR  DESTROYED  CERTIFICATES

     In the case of a lost, destroyed or damaged certificate, a new certificate may be issued in its place upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7.  BOOKS AND RECORDS

     THE  CORPORATION  SHALL:

     (a) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

     (b)  Maintain  appropriate  accounting  records.

     (c) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

     (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     (e) Keep a copy of the following records at its principal office:

          1. the Articles of Incorporation and all amendments thereto as currently in effect;
          2. these Bylaws and all amendments thereto as currently in effect;
          3. the minutes of all meetings of stockholders and records of all action taken by stockholders without a meeting, for the past three years;
          4. the corporation's financial statements for the past three years;
          5. all written communications to stockholders generally within the past three years;
          6. a list of the names and business addresses of the current Directors and officers; and
          7.  the most recent annual report delivered to the Nevada
Secretary of State.

SECTION  8.  ACCOUNTING  YEAR

     The accounting year of the corporation shall end September 30, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.

SECTION  9.  SEAL

     The Board may provide for a corporate seal that shall consist of the name of the corporation, the state of its incorporation, and the year of its incorporation.

SECTION  10.  INDEMNIFICATION

10.1 RIGHT  TO  INDEMNIFICATION

     Each person who was, is or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit, claim or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter
"proceedings"), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereafter an "indemnitee"), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all losses, claims, damages (compensatory, exemplary, punitive or otherwise), liabilities and expenses
(including attorneys' fees, costs, judgments, fines, ERISA excise taxes or penalties, amounts to be paid in settlement and any other expenses) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director or officer of the Company or a Director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall insure to the benefit of the indemnitee's heirs, executors and administrators. Except as provided in subsection 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.

10.2 RESTRICTIONS  ON  INDEMNIFICATION

     No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee (a) if the indemnitee did not (i) act in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, have reasonable cause to believe the indemnitee's conduct was unlawful or (b) if the corporation is otherwise prohibited by applicable law from paying such indemnification. Notwithstanding the foregoing, if Section
78.7502  or  any  successor  provision of the Nevada Private
Corporations Law is hereafter amended, the restrictions on indemnification set forth in this subsection 10.2 shall be as set forth in such amended statutory provision.

10.3 ADVANCEMENT  OF  EXPENSES

     The right to indemnification conferred in this Section shall include the right to be paid by the corporation the expenses reasonably incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified.

10.4 RIGHT  OF  INDEMNITEE  TO  BRING  SUIT

     If a claim under subsection 10.1 or 10.3 of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of the undertaking, the indemnitee shall be entitled to be paid also the expense of litigating such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, when the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.

10.5 NONEXCLUSIVITY  OF  RIGHTS

     The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board or stockholders, contract or otherwise.

10.6 INSURANCE,  CONTRACTS  AND  FUNDING

     The corporation shall maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the corporation would have the authority or right to indemnify such person against such expense, liability or loss under the Nevada Private Corporations
Law or other law. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this section and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.7 INDEMNIFICATION  OF  EMPLOYEES  AND  AGENTS  OF
THE  CORPORATION

     In addition to the rights of indemnification set forth in subsection 10.1, the corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to indemnification and the advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted or provided by the Nevada Private Corporations Law; or (c) as are otherwise consistent with law.

10.8 PERSONS  SERVING  OTHER  ENTITIES

     Any person who, while a Director or officer of the corporation, is or was serving (a) as a Director, officer, employee or agent of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation or a majority owned subsidiary of the corporation is a general partner or has a majority ownership shall conclusively be deemed to be so serving at the request of the corporation and entitled to indemnification and the advancement of expenses under subsections 10.1 and 10.3 of this Section.

SECTION 11.  LIMITATION OF LIABILITY

     To the full extent that the Nevada Private Corporations Law, as they exist on the date hereof or may hereafter be amended, permit the limitation or elimination of the liability of any person who would be considered an indemnitee under subsection 10.1 of Section 10, an indemnitee of the Company shall not be liable to the Company or its stockholders for monetary damages for conduct in the capacity based upon which such person is considered an indemnitee. Any amendments to or repeal of this Section 11 shall not adversely affect any right or protection of any indemnitee of the Company for or with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

SECTION 12.  AMENDMENTS

     These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

     The foregoing Bylaws were adopted by the Board on July 31, 2010.
                                                                ---

	                                    /s/  Daniel H. Wolf
               		                               ----------

               		               Print  Name:  Daniel H. Wolf, Esq.
                              		                          -----------
                              		Title:     Chairman & Secretary pro tem
                                                                  -----------



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